Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 2000
           Series 2000-07, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 8.469238
                                                      -------------------------
     Weighted average maturity                                          352.96
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
         Principal Per     Prepayments Per   Interest Per
    Class Certificate        Certificate      Certificate        Payout Rate
    -----------------        -----------      -----------        -----------
     PO  $  0.74136577     $   0.02167666  $        0.00000000   %0.00000000
     A1  $ 20.21077107     $  19.28655612  $        6.17285981   %8.00000007
     A8  $ 20.21077111     $  19.28655612  $        6.07640877   %7.87499993
     A9  $  0.00000000     $   0.00000000  $        6.17286220   %7.99999714
     A2  $  0.00000000     $   0.00000000  $        6.66666709   %8.00000050
     A4  $  0.00000000     $   0.00000000  $        6.66666643   %7.99999972
     A5  $  0.00000000     $   0.00000000  $        6.66666937   %8.00000325
     A6  $  0.00000000     $   0.00000000  $        6.66666618   %7.99999942
     A7  $  0.00000000     $   0.00000000  $        6.66666667   %8.00000000
     A3  $  0.00000000     $   0.00000000  $        6.66666642   %7.99999971
     S   $  0.00000000     $   0.00000000  $        0.25213176   %0.32107849
     RL  $  0.00000000     $   0.00000000  $        0.00000000   %0.00000000
     M   $  0.64277495     $   0.00000000  $        6.64989075   %8.00000126
     B1  $  0.64278012     $   0.00000000  $        6.64989048   %8.00000095
     B2  $  0.64277254     $   0.00000000  $        6.64989233   %8.00000313
     B3  $  0.64278246     $   0.00000000  $        6.64988196   %7.99999067
     B4  $  0.64276094     $   0.00000000  $        6.64989899   %8.00001107
     B5  $  0.64278161     $   0.00000000  $        6.64988213   %7.99999094
     R   $  0.00000000     $   0.00000000  $        0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       30,936.56
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  139,565,931.58
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 411
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance          Cusip
-----         -------           -----------------        -------          -----
PO   $              752,147.60  $      751,588.07  $           995.84  GEC0007PO
A1   $           47,685,341.57  $   46,644,486.86  $           905.72  36157NHY3
A8   $           39,337,166.04  $   38,478,531.65  $           905.72  36157NJF2
A9   $              614,643.22  $      601,227.06  $           905.72  36157NJG0
A2   $            7,954,000.00  $    7,954,000.00  $         1,000.00  36157NHZ0
A4   $           14,175,122.00  $   14,175,122.00  $         1,000.00  36157NJB1
A5   $            1,231,000.00  $    1,231,000.00  $         1,000.00  36157NJC9
A6   $            6,869,000.00  $    6,869,000.00  $         1,000.00  36157NJD7
A7   $            3,798,000.00  $    3,798,000.00  $         1,000.00  36157NJE5
A3   $           13,745,000.00  $   13,745,000.00  $         1,000.00  36157NJA3
S    $          112,380,369.91  $  110,498,383.89  $           926.54  GEC00007S
RL   $                    0.00  $            0.00  $             0.00  36157NJH8
M    $            2,739,089.57  $    2,737,324.51  $           996.84  36157NJJ4
B1   $            1,184,012.86  $    1,183,249.89  $           996.84  36157NJK1
B2   $              741,130.21  $      740,652.62  $           996.84  36157NJL9
B3   $              591,507.69  $      591,126.52  $           996.84  36157NJN5
B4   $              296,252.59  $      296,061.68  $           996.84  36157NJP0
B5   $              371,025.42  $      370,786.33  $           996.84  36157NJQ8
R    $                    0.00  $            0.00  $             0.00  36157NJM7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number              2        Principal Balance   $      701,418.54
                                 --------                           ------------
        2.   60-89 days
             Number              1        Principal Balance   $      283,432.09
                                 --------                           ------------
        3.   90 days or more
             Number              0        Principal Balance   $            0.00
                                 --------                           ------------
        4.   In Foreclosure
             Number              0        Principal Balance   $            0.00
                                 --------                           ------------
        5.   Real Estate Owned
             Number              0        Principal Balance   $            0.00
                                 --------                           ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $  240,487,399.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $  148,449,012.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.32107849
                                                                    -----------